TERM NOTE

(For Term Loan Agreement; No Prepayment Premium)

$ 750,000.00                                 October 22, 1996

     FOR VALUE RECEIVED, the undersigned borrower (the
 Borrower ), promises to pay to the order of FIRSTAR BANK
ILLINOIS (the Bank ), at its main office in CHICAGO, ILLINOIS, the principal sum of TWO HUNDRED TWENTY- FIVE THOUSAND AND NO/100
Dollars ($750,000.00).

     Interest.

The unpaid principal balance will bear interest at any annual rate of 8.625%.

     Payment Schedule.

See Attached Payment Schedule Rider



     Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360.

     Principal amounts remaining unpaid after the maturity thereof, whether t fixed maturity or by reason of acceleration of maturity, shall bear interest from and after maturity until paid at a rate of 2% per annum plus the rate otherwise payable hereunder.

     In no event will the interest rate hereunder exceed that permitted by applicable law. If any interest or other charge is finally determined by a court of competent jurisdiction to exceed the maximum amount permitted by law, the interest or charge shall be reduced to the maximum permitted by law, and the Bank may credit any excess amount previously collected against the balance due or refund the amount to the Borrower.

     If any payment is not made on or before its due date, the Bank may collect a delinquency charge of 5.00% of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank s right to declare a default hereunder.

     This Note may be prepaid in full or in part at any time without premium. Prepayments of less than all the outstanding principal amount of this Note shall be applied upon principal payments in the inverse order of their maturities.

     Without affecting the liability of any Borrower, endorser, surety or guarantor, the Bank may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note, or agree not to sue any party liable on it.

     This Term Note constitutes the Note issued under a Term Loan Agreement dated as of the date hereof between the Borrower and Bank, to which Agreement reference is hereby made for a statement of the terms under which the loan evidenced hereby was made and a description of the terms and conditions upon which the maturity of this Note may be accelerated, and for a description of the collateral securing this Note.

The Borrower hereby acknowledges the receipt of a copy of the Note.

(Individual Borrower)         LASALLE NATIONAL TRUST, as trustee
                              under trust
                              Borrower Name (Organization)

               (SEAL)         Agreement No. 38160, dated 02/01/69
                              and not personally

Borrower Name  N/A            By /s/ Corinne Bak,
                              Name and Title Corinne Bak,
                                        Vice President

                              By
Borrower Name  N/A            Name and Title


                            TERM LOAN AGREEMENT


This Term Loan Agreement (the Agreement ) is made and entered into by and between the undersigned borrower (the Borrower ) and the undersigned bank (the Bank ) as of the date set forth on the last page of this Agreement.

                             ARTICLE I. LOANS

1.1 Terms for Advance(s). [Choose One:]
     (X) Single Advance Term Loan. As of the date hereof, the Borrower has obtained a term loan from the Bank in the amount of $750,000.00 (the Loan Amount ). The term loan is evidenced by a single promissory note of the Borrower to the order of the Bank in the principal amount of the Loan Amount and dated as of the date hereof (the Note ).

     ( ) Multiple Advance Term Loan. Prior to N/A or the earlier termination hereof, the Borrower may obtain advances from the Bank in an aggregate amount not
          exceeding $ N/A (the  Loan Amount ).   The term loans
          will be evidenced by a single promissory note of the Borrower to the Bank in the principal amount of the Loan Amount and dated as of the date hereof (the
           Note ). Although the Note will be expressed as payable in the full Loan Amount, the Borrower will be obligated to pay only the amounts actually disbursed hereunder, together with accrued interest on the outstanding balance at the rates and on the dates specified therein and such other charges provided for herein.


1.2 Advances and Paying Procedure. The Bank is authorized and directed to credit any of the Borrower s accounts with the Bank (or to the account the Borrower designates in writing) for all loans made hereunder, and the Bank is authorized to debit such account or any other account of the Borrower with the Bank for the amount of any principal or interest due under the Note or other amount due hereunder on the due date with respect thereto.

1.3 Closing Fee. The Borrower will pay the Bank a one-time closing fee of $6000.00 contemporaneously with execution of this Agreement. This fee is in addition to all other fees, expenses and other amounts due hereunder.

1.4 Compensating Balances. The Borrower will maintain on deposit with the Bank in non-interest bearing accounts average daily collected balances, in excess of that required to support account activity and other credit facilities extended to the Borrower by the Bank, an amount at least equal to the sum of (i) $ N/A and
(ii) N/A % of the Loan Amount as computed on a monthly basis. If the Borrower fails to keep and maintain such balances, it will pay a deficiency fee, payable within five days after receipt of a statement therefor calculated on the amount by which the Borrower s average daily balances are less than the requirements set forth above, computed at a rate equal to the rate set forth in the Note.




1.5 Expenses and Attorneys Fees. The Borrower will reimburse the Bank and any Participant (defined below) for all attorneys fees and all other costs, fees and out-of-pocket disbursements (including fees and disbursements of both inside counsel and outside counsel) incurred by the Bank or any Participant in connection with the preparation, execution, delivery, administration, defense and enforcement of this Agreement or any of the other Loan Documents (defined below), including fees and costs related to any waivers or amendments with respect thereto (examples of costs and fees include but are not limited to fees and costs for: filling, perfecting or confirming the priority of the Bank s lien, title searches or insurance, appraisals, environmental audits and other reviews related to the Borrower, any collateral or the loans, if requested by the Bank). The Borrower will also reimburse the Bank and any Participant for all costs of collection before and after judgment, and the costs of preservation and/or liquidation of any collateral (including fees and disbursements of both inside and outside counsel).



1.6 Conditions to Borrowing. The Bank will not be obligated to make (or continue to make) advances hereunder unless (i) the Bank has received executed originals of the Note and all other documents or agreements applicable to the loans described herein, including but not limited to the documents specified in Article III (collectively with this Agreement the Loan Documents ), in form and content Satisfactory to the Bank; (ii) if the loan is secured, the Bank has received confirmation satisfactory to it that the Bank has a properly perfected security interest, mortgage or lien, with the proper priority; (iii) the Bank has received certified copies of the Borrower s Articles as Incorporation and By-Laws, or it Partnership Agreement (as appropriate), certification of corporate or partnership status satisfactory to the Bank and all other relevant documents; (iv) the Bank has received a certified copy of a resolution or authorization in form and content satisfactory to the Bank authorizing the loan and all acts contemplated by this Agreement and all related documents and confirmation of proper authorization of all guaranties and other acts of third parties contemplated hereunder (v) the Bank has been provided with an Opinion of the Borrower s counsel in form and content satisfactory to the Bank confirming the matters outlined in
Section 2.2 and such other matters as the Bank requests; (vi) no default exists under this Agreement or under any other Loan Documents, or under any other agreements by and between the Borrower and the Bank; and (vii) all proceedings taken in connection with the transactions contemplated by this Agreement (including any required environmental assessments), and all instruments, authorizations and other documents applicable thereto, are satisfactory to the Bank and its counsel.

                   ARTICLE II. WARRANTIES AND COVENANTS

While any part of the credit granted to the Borrower under this Agreement or the other Loan Documents is available or any obligations under any of the Loan Documents are unpaid or outstanding, the Borrower continuously warrants and agrees as follows:

2.1 Accuracy of Information. All information, certificates or statements given to the Bank pursuant to this Agreement and the other Loan Documents will be true and complete when given.

2.2 Organization and Authority; Litigation. If the Borrower is a corporation or partnership, the Borrower is a validly existing corporation or partnership (as applicable) in good standing under the laws of its state of organization, and has all requisite power and authority, corporate or otherwise, and possesses all licenses necessary, to conduct its business and own its properties. The execution, delivery and performance of this Agreement and the other Loan Documents (i) are within the Borrower s power; (ii) have been duly authorized by proper corporate or partnership action (as applicable); (iii) do not require the approval of any governmental agency, other entity or person; and (iv) will not violate any law, agreement or restriction by which the Borrower is bound. This Agreement and the other Loan Documents are the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their terms. There is no litigation or administrative proceeding threatened or pending against the Borrower which would, if adversely determined, have a material adverse effect on the Borrower s financial condition or its property.

2.3 Existence; Business Activities; Assets.  The Borrower will
(i) preserve its corporate or partnership (as applicable) existence, rights and franchises; (ii) not make any material change in the nature or manner of its business activities; (iii) not liquidate, dissolve, merge or consolidate with or into another entity; and (iv) not sell, lease, transfer or otherwise dispose of all or substantially all of its assets.

2.4 Use of Proceeds; Margin Stock; Speculation. Advances by the Bank hereunder will be used exclusively by the Borrower for working capital and other regular and valid purposes. The Borrower will not use any of the loan proceeds to purchase or carry margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System). No part of any of the proceeds will be used for speculative investment purposes, including, without limitation, speculating or hedging in the commodities and/or futures market.

2.5 Environmental Matters. Except as disclosed in a written schedule attached to this Agreement (if no schedule is attached, there are no exceptions), there exists no uncorrected violation by the Borrower of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment of Hazardous Substances as hereinafter defined, whether such laws currently exist or are enacted in the future (collectively Environmental Laws ). The term Hazardous Substances will mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. The Borrower is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceedings, which asserts that the Borrower (i) has violated any Environmental Laws; (ii) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively Remedial Action ); or (iii) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. Except as disclosed on the Borrower s environmental questionnaire provided to the Bank, there are not now, nor to the Borrower s knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by the Borrower during the periods that the Borrower owned or occupied such real estate, which if present on the real estate or in soils or ground water, could require Remedial Action. To the Borrower s knowledge, there are no proposed or pending changes in Environmental laws which would adversely affect the Borrower or its business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject the Borrower to Remedial Action or other liability. The Borrower currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide the Bank, immediately upon receipt, copies of any correspondence, notice, complaint, order or other document from any source asserting or alleging any circumstance or condition which requires or may require a financial contribution by the Borrower or Remedial Action or other response by or on the part of the Borrower under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from the Borrower for an alleged violation of Environmental Laws.

2.6 Compliance with Laws. The Borrower has complied with all laws applicable to its business and its properties, and has all permits, licenses and approvals required by such laws, copies of which have been provided to the Bank.

2.7 Restriction on Indebtedness. The Borrower will not create, incur, assume or have outstanding any indebtedness for borrowed money (including capitalized leases) except (i) any indebtedness owing to the Bank, and (ii) any other indebtedness outstanding on the date hereof, and shown on the Borrower s financial statements delivered to the Bank prior to the date hereof, provided that such other indebtedness will not be increased.

2.8 Restriction on Liens. The Borrower will not create, incur, assume or permit to exist any mortgage, pledge, encumbrance or other lien or levy upon or security interest in any of the Borrower s property now owned or hereafter acquired, except (i) taxes and assessments which are either not delinquent or which are being contested in good faith with adequate reserves provided; (ii) easements, restrictions and minor title irregularities which do not, as a practical matter, have an adverse effect upon the ownership and use of the affected property; (iii) liens in favor of the Bank; and (iv) other liens disclosed in writing to the Bank prior to the date hereof.

2.9 Restriction on Contingent Liabilities. The Borrower will not guarantee or become a surety or otherwise contingently liable for any obligations of others, except pursuant to the deposit and collection of checks and similar matters in the ordinary course of business.

2.10 Insurance. The Borrower will maintain insurance to such extent, covering such risks and with such insurers as is usual and customary for businesses operating similar properties and as is satisfactory to the Bank including insurance for fire and other risks insured against by extended coverage, public liability insurance and workers compensation insurance; and will designate the Bank as loss payee with a Lender s Loss Payable endorsement on any casualty policies and take such other action as the Bank may reasonably request to ensure that the Bank will receive (subject to no other interests) the insurance proceeds on the Bank s collateral.

2.11 Taxes and Other Liabilities. The Borrower will pay and discharge, when due, all of its taxes, assessments and other liabilities, except when the payment thereof is being contested in good faith by appropriate procedures which will avoid foreclosure of liens securing such items and with adequate reserves provided therefor.

2.12 Financial Statements and Reporting. The financial statements and other information previously provided to the Bank or provided to the Bank in the future are or will be complete and accurate and prepared in accordance with generally accepted accounting principles. There has been no material adverse change in the Borrower s financial condition since such information was provided to the Bank. The Borrower will (i) maintain accounting records in accordance with generally recognized and accepted principles of accounting consistently applied throughout the accounting periods involved; (ii) provided the Bank with such information concerning its business affairs and financial condition (including insurance coverage) as the Bank may request; and (iii) without request, provide the Bank with management-prepared financial statements:
     (X)  quarterly within 60 days of the end of each quarter;
     ( )  monthly within N/A days of the end of each month;
and annual audited financial statements prepared by an accounting firm acceptable to the Bank within 120 days of the end of each fiscal year.

2.13 Inspection of Properties and Records; Fiscal Year. The Borrower will permit representatives of the Bank to visit and inspect any of the properties and examine any of the books and records of the Borrower at any reasonable time and as often as the Bank may reasonably desire. The Borrower will not change its fiscal year.

2.14 Financial Status.  The Borrower will maintain at all times:

(i)   Net Working Capital in the amount of at least $ N/A.
(ii)  Tangible Net Worth in the Amount of at least $ N/A.
(iii) Debt to Worth Ratio of not more than N/A.
(iv)  Current Ratio of at least N/A.
(v)   Capital Expenditures not to exceed $ N/A per fiscal year.
(vi)  Cash Flow Coverage Ratio of at least N/A.

The terms used in this Section 2.14 will have the meanings set forth in a supplement entitled Financial Definitions, a copy of which the Borrower hereby acknowledges having received with this Agreement and which is incorporated herein by reference.

                  ARTICLE III. COLLATERAL AND GUARANTIES

3.1 Collateral. This Agreement and the Note are secured by any and all security interests, pledges, mortgages or liens now or hereafter in existence granted to the Bank to secure indebtedness of the Borrower to the Bank, including without limitation as described in the following documents:
(X)  Real Estate Mortgage(s)/Deed(s) of Trust dated OCTOBER 22,
     1996
     covering real estate located at 4301 W Roosevelt Road, Hillside, IL 60106
(X)  Security Agreement(s) dated OCTOBER 22, 1996
( )  Collateral Pledge Agreement(s) dated
( )  Other

3.2 Guaranties.  This loan is guaranteed by LAIN & SONS, INC.
3.3 Credit Balances; Set off. As additional security for the payment of the obligations described in the Loan Documents and any other obligations of the Borrower to the Bank of any nature whatsoever (collectively the Obligations ), the Borrower hereby grants to the Bank a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of the Borrower now or hereafter in the possession of the Bank. The Bank may, at any time upon the occurrence of a default hereunder (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) set off against the Obligations whether or not the Obligations (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to the Borrower, such notice and demand being expressly waived.

The information in this Article III is for information only and the omission of any reference to the agreement will not affect the validity or enforceability thereof. The rights and remedies of the Bank outlined in this Agreement and the Documents identified above are intended to be cumulative.

                           ARTICLE IV. DEFAULTS

4.1 Defaults. Notwithstanding any cure periods described below, the Borrower will immediately notify the Bank in writing when the Borrower obtains knowledge of the occurrence of any default specified below. Regardless of whether the Borrower has given the required notice, the occurrence of one or more of the following will constitute a default:

(a) Nonpayment. The Borrower shall fail to pay (i) any interest due on the Note or any fees, charges, costs or expenses under the Loan Documents by 5 days after the same becomes due; or (ii) any principal amount of the Note when due.

(b) Nonperformance. The Borrower or any guarantor of Borrower s Obligations to the Bank ( Guarantor ) shall fail to perform or observe any agreement, term, provision, condition, or covenant (other than a default occurring under (a),(c),(d),(e),(f) or (g) of this Section 4.1) required to be performed or observed by the Borrower or any Guarantor hereunder or under any other Loan Document or other agreement with or in favor of the Bank.

(c) Misrepresentation. Any financial information, statement, certificate, representation or warranty given to the Bank by the Borrower or any Guarantor (or any of their representatives) in connection with entering into this Agreement or the other Loan Documents and/or any borrowing thereunder, or required to be furnished under the terms thereof, shall prove untrue or misleading in any material respect (as determined by the Bank in the exercise of its judgment) as of the time when given.

(d) Default on Other Obligations. The Borrower or any Guarantor shall be in default under the terms of any loan agreement, promissory note, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any indebtedness owing by the Borrower or any Guarantor to the Bank or any indebtedness in excess of $10,000 owing by the Borrower to any third party, and the period of grace, if any, to cure said default shall have passed.

(e) Judgments. Any judgment shall be obtained against the Borrower or any Guarantor which, together with all other outstanding unsatisfied judgments against the Borrower (or such Guarantor), shall exceed the sum of $10,000 and shall remain unvacated, unbonded or unstayed for a period of 30 days following the date of entry thereof.

(f) Inability to Perform; Bankruptcy/Insolvency. (i) the Borrower or any Guarantor shall die or cease to exist; or
     (ii) any Guarantor shall attempt to revoke any guaranty of the Obligations described herein, or any guaranty becomes unenforceable in whole or in part for any reason; or (iii) any bankruptcy, insolvency or receivership proceedings, or an assignment for the benefit of creditors, shall be commenced under any federal or state law by or against the Borrower or any Guarantor; or (iv) the Borrower or any Guarantor shall become the subject of any out-of-court settlement with its creditors; or (v) the Borrower or any Guarantor is unable or admits in writing its inability to pay its debts as they mature.

(g)  Adverse Change; Insecurity.   (i) there is a material
     adverse change in the business, properties, financial condition or affairs of the Borrower or any Guarantor, or in any collateral securing the Obligations; or (ii) the Bank in good faith deems itself insecure.

4.2 Termination of Loans; Additional Bank Rights. Upon the occurrence of any of the events identified in Section 4.1, the Bank may at any time (notwithstanding any notice requirements or grace/cure periods under this or other agreements between the Borrower and the Bank) (i) immediately terminate its obligation, if any, to make additional loans to the Borrower; (ii) set off, and/or (iii) take such other steps to protect or preserve the Bank s interest in any collateral, including without limitation, notifying account debtors to make payments directly to the Bank, advancing funds to protect any collateral and insuring collateral at the Borrower s expense; all without demand or notice of any kind, all of which are hereby waived.

4.3 Acceleration of Obligations. Upon the occurrence of any of the events identified in Sections 4.1(a) through 4.1(e) and 4.1(g), and the passage of any applicable cure periods, the Bank may at any time thereafter, by written notice to the Borrower, declare the unpaid principal balance of any Obligations, together with the interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, to be immediately due and payable; and the unpaid balance will thereupon be due and payable, all without presentation, demand, protest or further notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Upon the occurrence of any event under Section 4.1(f), the unpaid principal balance of any Obligations, together with all interest accrued thereon and other amounts accrued hereunder and under the other Loan Documents, will thereupon be immediately due and payable, all without presentation, demand, protest or notice of any kind, all of which are hereby waived, and notwithstanding anything to the contrary contained herein or in any of the other Loan Documents. Nothing contained in Section 4.1, Section 4.2 or this section will limit the Bank s right to set off as provided in Section 3.3 or otherwise in this Agreement.

4.4 Other Remedies. Nothing in this Article IV is intended to restrict the Bank s rights under any of the Loan Documents or at law, and the Bank may exercise all such rights and remedies as and when they are available.

                          ARTICLE V. OTHER TERMS

5.1 Financial Definitions Supplement. If a Borrowing Base or covenants regarding financial status apply to this loan, the
 Financial Definitions  Supplement identified in Sections 1.2 and
2.14 of this Agreement is hereby incorporated into this Agreement. The Borrower acknowledges receiving a copy of such Supplement.

5.2 Additional Terms; Addendum/Supplements. The warranties, covenants, conditions and other terms described in this Section and/or in the Addendum and/or other attached document(s) referenced in this Section are incorporated into this Agreement:
FIXED ASSET EXPENDITURES. THE BORROWER WILL NOT EXPEND SUMS FOR THE ACQUISITION OF FIXED ASSETS (INCLUDING CAPITALIZED LEASES) IN ANY ONE FISCAL YEAR EXCEEDING $175,000.00 IN THE AGGREGATE.


                         ARTICLE VI. MISCELLANEOUS

6.1 Delay; Cumulative Remedies. No delay on the part of the Bank in exercising any right, power or privilege hereunder or under any of the other Loan Documents will operate as a waiver thereof, nor will any single or partial exercise of any right, power or privilege hereunder preclude other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein specified are cumulative and are not exclusive of any rights or remedies which the Bank would otherwise have.

6.2 Relationship to Other Documents. The warranties, covenants and other obligations of the Borrower (and the rights and remedies of the Bank) that are outlined in this Agreement and the other Loan Documents are intended to supplement each other. In the event of any inconsistencies in any of the terms in the Loan Documents, all terms will be cumulative so as to give the Bank the most favorable rights set forth in the conflicting documents, except that if there is a direct conflict between any preprinted terms and specifically negotiated terms (whether included in an addendum or otherwise), the specifically negotiated terms will control.

6.3 Participations; Guarantors. The Bank may, at its option sell all or any interests in the Note and other Loan Documents to other financial institutions (the Participant ), and in connection with such sales (and thereafter) disclose any financial information the Bank may have concerning the Borrower to any such Participant or potential Participant. From time to time, the Bank may, in its discretion and without obligation to the Borrower, any guarantor or any other third party, disclose information about the Borrower and this loan to any guarantor, surety or other accommodation party. This provision does not obligate the Bank to supply any information or release the Borrower from its obligation to provide such information, and the Borrower agrees to keep all Guarantors advised of its financial condition and other matters which may be relevant to the Guarantors obligations to the Bank.

6.4 Successors. The rights, options, powers and remedies granted in this Agreement and the other Loan Documents will extend to the Bank and to its successors and assigns, will be binding upon the Borrower and its successors and assigns and will be applicable hereto and to all renewals and/or extensions hereof.

6.5 Indemnification. Except for harm arising from the Bank s willful misconduct, the Borrower hereby indemnifies and agrees to defend and hold the Bank harmless from any and all losses, costs, damages, claims and expenses of any kind suffered by or asserted against the Bank relating to claims by third parties arising out of the financing provided under the Loan Documents or related to any collateral (including, without limitation, the Borrower s failure to perform its obligations relating to Environmental Matters described in Section 2.5 above). This indemnification and hold harmless provision will survive the termination of the Loan Documents and the satisfaction of the Obligations due the Bank.

6.6 Notice of Claims Against Bank; Limitation of Certain Damages. In order to allow the Bank to mitigate any damages to the Borrower from the Bank s alleged breach of its duties under the Loan Documents or any other duty, if any, to the Borrower, the Borrower agrees to give the Bank immediate written notice of any claim or defense it has against the Bank, whether in tort or contract, relating to any action or inaction by the Bank under the Loan Documents, or the transactions related thereto, or of
any defense to payment of the Obligations for any reason.   The
requirement of providing timely notice to the Bank represents the parties agreed-to standard of performance regarding claims against the Bank. Notwithstanding any claim that the Borrower may have against the Bank, and regardless of any notice the Borrower may have given the Bank, the Bank will not be liable to the Borrower for consequential and/or special damages arising therefrom, except those damages arising from the Bank s willful misconduct.

6.7 Notices. Although any notice required to be given hereunder or under any of the other Loan Documents might be accomplished by other means, notice will always be deemed given when placed in the United States Mail, with postage prepaid, or sent by overnight delivery service, or sent by telex or facsimile, in each case to the address set forth below or as amended.

6.8 Payments. Payments due under the Note and other Loan Documents will be made in lawful money of the United States, and the Bank is authorized to charge payments due under the Loan Documents against any account of the Borrower. All payments may be applied by the Bank to principal, interest and other amounts due under the Loan Documents in any order which the Bank elects.

6.9 Applicable Law and Jurisdiction; Interpretation; Joint Liability. This Agreement and all other Loan Documents will be governed by and interpreted in accordance with the internal laws of the state where the Bank s mail office is located, except to the extent superseded by Federal law. Invalidity of any provisions of this Agreement will not affect any other provision. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION WHERE THE BANK S OFFICE IS DESIGNATED IN THE NOTE AS THE PLACE FOR PAYMENT IS LOCATED (OR, IN THE ABSENCE OF SUCH DESIGNATION, THE BANK S MAIN OFFICE), AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS AGREEMENT, THE NOTE, THE COLLATERAL, ANY OTHER LOAN DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein will affect the Bank s rights to serve process in any manner permitted by law, or limit the Bank s right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions. This Agreement, the other Loan Documents and any amendments hereto (regardless of when executed) will be deemed effective and accepted only upon the Bank s receipt of the executed originals thereof. If there is more than one Borrower, the liability of the Borrowers will be joint and several, and the reference to Borrower will be deemed to refer to all Borrowers.

6.10 Copies; Entire Agreement; Modification. The Borrower hereby acknowledges the receipt of a copy of this Agreement and all other Loan Documents.

IMPORTANT: READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT. THIS NOTICE SHALL ALSO BE EFFECTIVE WITH RESPECT TO ALL OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER. A MODIFICATION OF ANY OTHER CREDIT AGREEMENTS NOW IN EFFECT BETWEEN YOU AND THIS LENDER, WHICH OCCURS AFTER RECEIPT BY YOU OF THIS NOTICE, MAY BE MADE ONLY BY ANOTHER WRITTEN INSTRUMENT. ORAL OR IMPLIED MODIFICATIONS TO SUCH CREDIT AGREEMENTS ARE NOT ENFORCEABLE AND SHOULD NOT BE RELIED UPON.

6.11 Waiver of Jury Trial. THE BORROWER AND THE BANK HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS THEREUNDER, ANY COLLATERAL SECURING THE OBLIGATIONS, OR ANY TRANSACTION ARISING THEREFROM OR CONNECTED THERETO. THE BORROWER AND THE BANK EACH REPRESENTS TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

IN WITNESS WHEREOF, the undersigned have executed this REVOLVING
CREDIT AGREEMENT AS OF OCTOBER 22, 1996.

(Individual Borrower)         OAKRIDGE HOLDINGS, INC.
                              Borrower Name (Organization)

                    (SEAL)    a MINNESOTA Corporation

Borrower Name  N/A            By /s/ R. C. Harvey
                              Name and Title ROBERT HARVEY, PRES.
                    (SEAL)
                              By
Borrower Name  N/A            Name and Title
                              FIRSTAR BANK ILLINOIS    (Bank)

                              By /s/ Earl Goldman, V.P.
                              Name and Title Earl Goldman, V.P.

Borrower Address: 135 S LASALLE STREET, CHICAGO, IL 60604

Borrower Telephone No.:

                         MARITAL PURPOSE STATEMENT
             (To be completed by married Wisconsin residents)

Each Borrower who is married represents that this obligation is incurred in the interest of his or her marriage or family.

Date:                                        n/a
                              Printed Name:

Date:                                        n/a
                              Printed Name:

Borrower Name                 Name and Title


                          PAYMENT SCHEDULE RIDER

This rider is made part of the Term Note (the Note ) by the undersigned borrower (the Borrower ) in favor of FIRSTAR BANK
ILLINOIS (the  Bank ) as of the date identified below.
The following payment schedule is hereby added to the Note:

Thereafter, principal and interest are payable in 59 installments of $9,350.00 each, beginning February 1, 1997, and on the same date of each consecutive month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final payment equal to all unpaid principal and accrued interest on DECEMBER 1, 2001, the maturity date.


Dated as of: OCTOBER 22, 1996

(Individual Borrower)         OAKRIDGE HOLDINGS, INC.
                              Borrower Name (Organization)

                              a MINNESOTA Corporation

                              By /s/ Robert C. Harvey
Borrower Name N/A
                              Name and Title Robert Harvey, Pres.
                    (Seal)
                              By

Borrower Name N/A             Name and Title






                                 ADDENDUM
                               (Land Trust)

     This Addendum is made part of the Term Loan Agreement, Note and Mortgage dated on or about 10/22/96 (the Land Trust Documents ) by the undersigned borrowers (the Borrowers ) in favor of FIRSTAR BANK ILLINOIS as of the date identified below. The following provisions are hereby added to the Land Trust
Documents:

     The Undersigned Beneficiary Borrower, being the sole beneficiary of the Trustee Borrower, does hereby join with the Trustee Borrower in the making of the Land Trust Documents, including the assignment of rents contained in the Mortgage, it being intended that the Borrowers are each jointly, severally and primarily liable as makers of the Land Trust Documents and are each liable for the payment and performance of all obligations under the Land Trust Documents, including, without limitation, the making of all representations and warranties contained in the Land Trust Documents, and neither of the Borrowers shall be deemed a surety, accommodation maker or guarantor.

     Notwithstanding the foregoing, this instrument is signed by the undersigned Trustee Borrower, not individually, but solely as Trustee under a certain Trust Agreement known as Trust No. 38160. Said Trust Agreement is hereby made a part hereof and any claims against Trustee which may result from the signing of the Land Trust Documents shall be payable only out of any trust property which may be held thereunder, and said Trustee shall not be personally liable for the performance of any of the terms and conditions of the Land Trust Documents or the validity or condition of title of said property or for any agreement with respect thereto.
     Any and all personal liability of the undersigned Trustee is hereby expressly waived by the parties hereto and the respective successors and assignees.

Dated as of  10/22/96
OAKRIDGE CEMETERY (HILLSIDE), INC.      LASALLE NATIONAL TRUST
Beneficiary Borrower (Organization)     Trustee Borrower
a Illinois Corporation                  (Organization)

By: /s/ R. C. Harvey               By: /s/ Corinne Bak
Name: Robert Harvey                Name: Corinne Bak
Title: President                   Title: Vice President
By:
Name:
Title:

(Individual Beneficiary Borrower)

                    (Seal)
Beneficiary Borrower Name: N/A

                    (Seal)
Beneficiary Borrower Name: N/A


                        BUSINESS SECURITY AGREEMENT
                (FOR USE WITH FIRSTAR LOAN DOCUMENTS ONLY)

This Business Security Agreement ( Agreement ) is made and entered into by the undersigned borrower, guarantor and/or other obligor (the Debtor ) in favor of FIRSTAR BANK ILLINOIS (the
 Bank ) as of the date set forth on the last page of this Agreement.

                       ARTICLE 1. SECURITY INTEREST

1.1 Grant of Security Interest. The Debtor hereby grants a security interest in and collaterally assigns the Collateral (defined below) to the Bank to secure all of the Debtor s Obligations (defined below) to the Bank. The intent of the parties hereto is that the Collateral secures all Obligations of the Debtor to the Bank, whether or not such Obligations exist under this Agreement or any other agreements, whether now or hereafter existing, between the Debtor and the Bank or in favor of the Bank, including, without limitation, any note, any loan or security agreement, any lease, any mortgage, deed of trust or other pledge of an interest in real or personal property, any guaranty, any letter of credit or banker s acceptance, any agreement for any other services or credit extended by the Bank to the Debtor even though not specifically enumerated herein, and any other agreement with Bank (together and individually, the
 Loan Documents ).

1.2 Collateral means all of the following whether now owned or existing or hereafter acquired by the Debtor (or by the Debtor with spouse), wherever located (including all documents, general intangibles, additions and accessions, spare and repair parts, special tools, replacements, returned or repossessed goods and books and records relating to the following; and all proceeds and products of the following) [Check all that apply]:

(X) All accounts, instruments, documents, chattel paper, general intangibles, contract rights, all investment property (including any securities entitlements and/or securities accounts held by Debtor), securities and certificates of deposit, and all funds on deposit with and all property in the possession of the Bank or any other depository institution;

(X)  All inventory;

(X)  All equipment;

(X)  All fixtures; and

( ) Specific Collateral (the following, whether constituting equipment, inventory or fixtures):

The terms set forth in this Agreement shall have the meanings set forth in the Uniform Commercial Code as adopted in the state where the Bank s main office is located, unless otherwise defined herein.

1.3 Obligations means all the Debtor s debts (except for consumer credit if the Debtor is a natural person), liabilities, obligations, convenants, warranties, and duties to the Bank (plus its affiliates including any Elan entity), whether now or hereafter existing or incurred, whether liquidated or unliquidated, whether absolute or contingent, whether arising out of the Loan Documents or otherwise, and regardless of whether such Obligations arise out of existing or future credit granted by the Bank to any Debtor, to any Debtor and others, to others guaranteed, endorsed or otherwise secured by any Debtor or to any debtor-in-possession or other successor-in-interest of any Debtor, and including principal, interest, fees, expenses and charges relating to any of the foregoing.

                   ARTICLE II. WARRANTIES AND COVENANTS

In addition to all other warranties and covenants of the Debtor under the Loan Documents which are expressly incorporated herein as part of this Agreement and while any part of the credit granted the Debtor under the Loan Documents is available or any Obligations of the Debtor to the Bank are unpaid or outstanding, the Debtor continuously warrants and agrees as follows:

2.1 Debtor s Name, Location; Notice of Location Changes. The Debtor s name and organizational structure has remained the same during the past five (5) years. The Debtor will continue to use only the name set forth with the Debtor s signature unless the Debtor gives the Bank prior written notice of any change. Furthermore, the Debtor shall not do business under another name nor use any trade name without giving ten (10) days prior written notice to the Bank. The address appearing in Schedule A below is the Debtor s chief executive office and principal place of business; and all Collateral shall be located at such address or the other addresses listed on Schedule A except to the extent the Debtor has provided prior written notice to the Bank of any change of address/new location.

2.2 Status of Collateral. All collateral is genuine and validly existing. Except for items of insignificant value or as otherwise reflected in writing by the Debtor to the Bank under a borrowing base or otherwise, (i) Collateral constituting inventory, equipment and fixtures is in good condition, not obsolete and is either currently saleable or usable; and (ii) Collateral constituting accounts, contract rights, notes, chattel paper and other third-party obligations to pay is fully enforceable in accordance with its terms and not subject to return, dispute, Set off, credit allowance or adjustment, except for discounts for prompt payment. Unless the Debtor provides the Bank with written notice to the contrary, the Debtor has no notice or knowledge of anything that would impair the ability of any third-party obligor to pay any debt to the Debtor when due.

2.3 Ownership; Maintenance of Collateral, Restrictions of Liens and Dispositions. The Debtor is the sole owner of the Collateral free of all liens, claims, other encumbrances and security interests except as permitted in writing by the Bank. The Debtor shall; (i) maintain the Collateral in good condition and repair (reasonable wear and tear excepted), and not permit its value to be impaired; (ii) not permit waste, removal or loss of identity of the Collateral; (iii) keep the Collateral free from all liens, executions, attachments, claims, encumbrances and security interests (other than the Bank s paramount security interest and those permitted in writing by the Bank); (iv) defend the Collateral against all claims and legal proceedings by persons other than the Bank; (v) pay and discharge when due all taxes, levies and other charges or fees upon the Collateral except for payment of taxes contested by the Debtor in good faith by appropriate proceedings so long as no levy or lien has been imposed upon the Collateral; (vi) not lease, sell or transfer the Collateral to any party nor move it to any new location outside of the ordinary course of business; (vii) not permit the Collateral, without the consent of the Bank, to become a fixture or an accession to other goods; (viii) not permit the Collateral to be used in violation of any applicable law, regulation or policy of insurance; and (ix) as to the Collateral consisting of instruments and chattel paper, preserve the Bank s rights in it against all other parties. Notwithstanding the above, the Debtor may sell, lease or transfer inventory in the ordinary course of its business provided that no sale, lease or transfer shall include any transfer or sale in satisfaction (partial or complete) of a debt owed by the Debtor; title will not pass to buyer until the Debtor physically delivers the goods to buyer or the Debtor ships the goods F.O.B. to buyer s destination; and sales and/or leases to the Debtor s affiliates shall be for fair market value, cash on delivery, with the proceeds remitted to the Bank.

2.4 Maintenance of Security Interest; Purchase Money Security Interests. The Debtor shall take any action requested by the Bank to preserve the Collateral and to establish the value of, the priority of, to perfect, to continue the perfection of or to enforce the Bank s interest in the Collateral and the Bank s rights under this Agreement; and shall pay all costs and expenses related thereto. The Debtor and the Bank intend to maintain the full effect of any purchase money security interest granted in favor of the Bank notwithstanding the fact that the Collateral so purchased is also pledged as security for other Obligations under the Loan Documents.

2.5 Collateral Inspections; Modifications and Changes in Collateral. At reasonable times, the Bank may examine the Collateral and the Debtor s records pertaining to it, wherever located, and make copies of such records at the Debtor s expense; and the Debtor shall assist the Bank in so doing. Without the Bank s prior written consent, the Debtor shall not alter, modify, discount, extend, renew or cancel any Collateral, except for ordinary discounts for prompt payment on accounts, physical modifications to the inventory occurring in the manufacturing process or alterations to equipment which do not materially affect its value. The Debtor shall promptly notify the Bank in writing of any material change in the condition of the Collateral and of any change in location of the Collateral.

2.6 Collateral Records, Reports and Statements. The Debtor shall keep accurate and complete records respecting the Collateral in such form as the Bank may approve. At such times as the Bank may require, the Debtor shall furnish to the Bank any records/information the Bank might require, including, without limitation, a statement certified by the Debtor and in such form and containing such information as may be prescribed by the Bank showing the current status and value of the Collateral.

2.7 Chattel Paper, Instruments, Etc. Chattel Paper, instruments, drafts, notes, acceptances, and other documents which constitute Collateral shall be on forms satisfactory to the Bank. The Debtor shall promptly mark chattel paper to indicate conspicuously the Bank s security interest therein, shall not deliver any chattel paper or negotiable instruments to any other entity and, upon request, shall deliver all original chattel paper, instruments, drafts, notes, acceptances and other documents which constitute Collateral to the Bank.

2.8 United States Government Contracts. If any accounts or contract rights arose out of contracts with the United States or any of its departments, agencies or instrumentalities, the Debtor shall promptly notify the Bank and execute any writings required by the Bank so that all money due or to become due under such contracts shall be assigned to the Bank under the Federal Assignment of Claims Act.

2.9 Environmental Matters. Except as disclosed in a written schedule attached to this Agreement (if no schedule is attached, there are no exceptions), there exists no uncorrected violation by the Debtor of any federal, state or local laws (including statutes, regulations, ordinances or other governmental restrictions and requirements) relating to the discharge of air pollutants, water pollutants or process waste water or otherwise relating to the environment or Hazardous Substances as hereinafter defined, whether such laws currently exist or are enacted in the future (collectively Environmental Laws ). The term Hazardous Substances shall mean any hazardous or toxic wastes, chemicals or other substances, the generation, possession or existence of which is prohibited or governed by any Environmental Laws. The Debtor is not subject to any judgment, decree, order or citation, or a party to (or threatened with) any litigation or administrative proceedings, which asserts that the Debtor (i) has violated any Environmental Laws; (ii) is required to clean up, remove or take remedial or other action with respect to any Hazardous Substances (collectively Remedial Action ); or
(iii) is required to pay all or a portion of the cost of any Remedial Action, as a potentially responsible party. There are not now, or to the Debtor s knowledge after reasonable investigation have there ever been, any Hazardous Substances (or tanks or other facilities for the storage of Hazardous Substances) stored, deposited, recycled or disposed of on, under or at any real estate owned or occupied by the Debtor during the periods that the Debtor owned or occupied such real estate, which if present on the real estate or in soils or ground water, could
require Remedial Action.   To the Debtor s knowledge, there are
no proposed or pending changes in Environmental Laws which would adversely affect the Debtor or its business, and there are no conditions existing currently or likely to exist while the Loan Documents are in effect which would subject the Debtor to Remedial Action or other liability. The Debtor currently complies with and will continue to timely comply with all applicable Environmental Laws; and will provide the Bank, immediately upon receipt, copies of any correspondence, notice, complaint, order or other document from any source asserting or alleging any circumstance or condition which requires or may require a financial contribution by the Debtor or Remedial Action or other response by or on the part of the Debtor under Environmental Laws, or which seeks damages or civil, criminal or punitive penalties from the Debtor for an alleged violation of Environmental Laws.

2.10 Insurance. The Debtor will maintain insurance to such extent, covering such risks and with such insurers as is usual and customary for businesses operating similar properties, and as is satisfactory to the Bank, including insurance for fire and other risks insured against by extended or comprehensive coverage, public liability insurance and workers compensation insurance; and will designate the Bank as loss payee with a
 Lender s Loss Payable endorsement on any casualty policies and take such other action as the Bank may reasonably request to ensure that the Bank will receive (subject to no other interest) the insurance proceeds of the Collateral. The Debtor hereby assigns all insurance proceeds to and irrevocably directs, while any Obligations remain unpaid, any insurer to pay to the Bank the proceeds of all such insurance and any premium refund; and authorizes the Bank to endorse the Debtor s name to effect the same, to make, adjust or settle, in the Debtor s name, any claim on any insurance policy relating to the Collateral; and, at the option of the Bank, to apply such proceeds and refunds to the Obligations or to restoration of the Collateral, returning any excess to the Debtor.

                         ARTICLE III. COLLECTIONS

3.1 Deposit with the Bank. At any time the Bank may require that all proceeds of Collateral received by the Debtor shall be held by the Debtor upon an express trust for the Bank, shall not be commingled with any other funds or property of the Debtor and shall be turned over to the Bank in precisely the form received (but endorsed by the Debtor, if necessary for collection) not later than the business day following the day of their receipt. All proceeds of Collateral received by the Bank directly or from the Debtor shall be applied against the Obligations in such order and at such times as the Bank shall determine.

                 ARTICLE IV. RIGHTS AND DUTIES OF THE BANK

In addition to all other rights (including Set off) and duties of the Bank under the Loan Documents which as expressly incorporated herein as a part of this Agreement, the following provisions shall also apply:

4.1 Authority to Perform for the Debtor. The Debtor presently appoints any officer of the Bank as the Debtor s attorney-in-fact (coupled with an interest and irrevocable while any Obligations remain unpaid) to do any of the following upon the occurrence of an event of default by the Debtor hereunder: (i) to endorse or place the name of the Debtor on any invoice or document of title relating to accounts, drafts against customers, notices to customers, notes, acceptances, assignments of government contracts, instruments, financing statements, checks, drafts, money orders, insurance claims or payments or other documents evidencing payment or a security interest relating to the Collateral; (ii) to receive, open and dispose of all mail addressed to the Debtor and to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to an address designated by the Bank; (iii) to do all such other acts and things necessary to carry out the Debtor s duties under this Agreement and the other Loan Documents; and (iv) to perfect, protect and/or realize upon the Bank s interest in the Collateral. If the Collateral includes funds or property in depository accounts, the Debtor authorizes each of its depository institutions to remit to the Bank, without liability to the Debtor, all of the Debtor s funds on deposit with such institution upon written direction by the Bank after default by the Debtor hereunder. All acts by the Bank are hereby ratified and approved, and the Bank shall not be liable for any acts of commission or omission, nor for any errors of judgment or mistakes of fact or law.

4.2 Verification and Notification; Bank s Rights. The bank may verify Collateral in any manner, and the Debtor shall assist the Bank in so doing. Upon the occurrence of a default hereunder, the Bank may at any time and the Debtor shall, upon request of the Bank, notify the account debtors to make payment directly to the Bank; and the Bank may enforce collection of, sell, settle, compromise, extend or renew the indebtedness of such account debtors; all without notice to or the consent of the Debtor. Until account debtors are so notified, the Debtor, as agent of the Bank, shall make collections on the Collateral. The Bank may at any time notify any bailee possessing Collateral of the Bank s security interest and, upon the occurrence of a default hereunder, direct such bailee to turn over the Collateral to the Bank.

4.3 Collateral Preservation. The Bank shall use reasonable care in the custody and preservation of any Collateral in its physical possession but in determining such standard of reasonable care, the Debtor expressly acknowledges that the Bank has no duty to:
(i) insure the Collateral against hazards; (ii) ensure that the Collateral will not cause damage to property or injury to third parties; (iii) protect it from seizure, theft or conversion by third parties, third parties claims or acts of God; (iv) give to the Debtor any notices received by the Bank regarding the Collateral; (v) perfect or continue perfection of any security interest in favor of the Debtor; (vi) perform any services, complete any work-in-process or take any other action in connection with the management or maintenance of the Collateral; or (vii) sue or otherwise effect collection upon any accounts even if the Bank shall have made a demand for payment upon individual account debtors. Notwithstanding any failure by the Bank to use reasonable care in preserving the Collateral, the Debtor agrees that the Bank shall not be liable for consequential or special damages arising therefrom.

                     ARTICLE V. DEFAULTS AND REMEDIES

The Bank may enforce its rights and remedies under this Agreement upon default. A default (as defined in the Loan Documents) shall occur if the Debtor fails to comply with the terms of any Loan Documents, and said default is not cured within 15 days of notice thereof.

5.1 Cumulative Remedies; Notice; Waiver. In addition to the remedies for default set forth in the Loan Documents, the Bank upon default shall have all other rights and remedies for default provided by the Uniform Commercial Code, as well as any other applicable law and this Agreement, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO REPOSSESS, RENDER UNUSABLE AND/OR DISPOSE OF THE COLLATERAL WITHOUT JUDICIAL PROCESS. The rights and remedies specified herein are cumulative and are not exclusive of any rights or remedies which the Bank would otherwise have. With respect to such rights and remedies:

(a)  Assembling Collateral; Storage; Use of the Debtor
     Name/Other Property. The Bank may require the Debtor to assemble the Collateral and to make it available to the Bank at any convenient place designated by the Bank. The Debtor recognizes that the Bank will not have an adequate remedy in Law if this obligation is breached and accordingly, Debtor s obligation to assemble the Collateral shall be specifically enforceable. The Bank shall have the right to take immediate possession of said Collateral and the Debtor irrevocably authorizes the Bank to enter any of the premises wherever said Collateral shall be located, and to store, repair, maintain, assemble, manufacture, advertise and sell, lease or dispose of (by public sale or otherwise) the same on said premises until sold, all without charge or rent to the Bank. The Bank is hereby granted an irrevocable license to use, without charge, the Debtor s equipment, inventory, labels, patents, copyrights, franchises, names, trade secrets, trade names, trademarks and advertising matter and any property of a similar nature; and the Debtor s rights under all licenses and franchise agreements shall inure to the Bank s benefit. Further, the Debtor releases the Bank from obtaining a bond or surety with respect to any repossession and/or disposition of the Collateral.

(b) Notice of Disposition. Written notice, when required by law, sent to any address of the Debtor in this Agreement, at least ten (10) calendar days (counting the day of sending) before the date of proposed disposition of the Collateral is reasonable notice. Notification to account debtors by the Bank shall not be deemed a disposition of the Collateral.

(c) Possession of Collateral/Commercial Reasonableness. The Bank shall not, at any time, be obligated to either take or retain possession or control of the Collateral. With respect to Collateral in the possession or control of the Bank, the Debtor and the Bank agree that as a standard for determining commercial reasonableness, the Bank need not liquidate, collect, sell or otherwise dispose of any of the Collateral if the Bank believes, in good faith, that disposition of the Collateral would not be commercially reasonable, would subject the Bank to third-party claims or liability, that other potential purchasers could be attracted or that a better price could be obtained if the Bank held the Collateral for up to one year; and the Bank shall not then be deemed to have retained the Collateral in satisfaction of the Obligations. Furthermore, the Bank may sell the Collateral on credit (and reduce the Obligations only when payment is received from the buyer), at wholesale and/or with or without an agent or broker; and the Bank need not complete process or repair the Collateral prior to disposition.

(d) Waiver by the Bank. The Bank may permit the Debtor to attempt to remedy any default without waiving its rights and remedies hereunder, and the Bank may waive any default without waiving any other subsequent or prior default by the Debtor. Furthermore, delay on the part of the Bank in exercising any right, power or privilege hereunder or at law shall not operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude other exercise thereof or the exercise of any other right, power or privilege. No waiver or suspension shall be deemed to have occurred unless the Bank has expressly agreed in writing specifying such waiver or suspension.

                         ARTICLE VI. MISCELLANEOUS

All other provisions in the Loan Documents are expressly incorporated as a part of this Agreement.

IN WITNESS WHEREOF, the undersigned has/have executed this BUSINESS SECURITY AGREEMENT as of OCTOBER 22, 1996.

Oakridge Cemetery (Hillside, Inc.  Oakridge Holding, Inc.
Debtor name (Organization          Debtor Name (Organization)
an Illinois Corporation            a Minnesota Corporation
By: /s/ R. C. Harvey               By: /s/ R. C. Harvey
Name & Title: Robert Harvey,       Name & Title: Robert Harvey,
               President                          President

Lain & Sons, Inc.                  Glenoak Cemetery Company
Debtor Name (Organization)         Debtor Name (Organization)
an Illinois Corporation            an Illinois Corporation
By: /s/ R. C. Harvey               By: /s/ R. C. Harvey
Name & Title: Robert Harvey,       Name & Title: Robert Harvey,
               President                          President
                                SCHEDULE A

          IDENTIFICATION, CHIEF EXECUTIVE OFFICE AND COLLATERAL
                              LOCATIONS LIST

Taxpayer Identification Number: 41-0843268
(or Social Security Number)
                                   Name of Landlord or Warehouse
                                   (If applicable)
Address of Chief Executive Office: Street:

                                   City      State     Zip Code
4301 W Roosevelt Rd
Street

Hillside, IL 60106
City      State     Zip Code       Name of Landlord or Warehouse
                                   (If applicable)

Other Collateral Locations List    Street
(Include name of third party
[landlord, warehouse, etc.]        City      State     Zip Code
If applicable and collateral
location address)

Name of Landlord or Warehouse      Name of Landlord or Warehouse
(If applicable)                    (If applicable)
4810 120th Street West
Street                             Street
Apple Valley, MN 55124
City      State     Zip Code       City      State     Zip